QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
FARGO ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

FARGO ELECTRONICS, INC.
6533 Flying Cloud Drive
Eden Prairie, Minnesota 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 1, 2003

To our Stockholders:

        The Annual Meeting of Stockholders of Fargo Electronics, Inc., a Delaware corporation, will be held on Thursday, May 1, 2003, at 3:30 p.m., local time, at Fargo's Corporate Headquarters, 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344 to:

1.
Elect two directors, each to serve for a term of three years until our 2006 annual meeting of stockholders.

2.
Vote on a proposal to adopt the Fargo Electronics, Inc. 2003 Stock Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

3.
Transact any other business that properly comes before the meeting.

        Only stockholders of record at the close of business on March 10, 2003 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

                      Sincerely,

                      Jeffrey D. Upin
                       Secretary

March 31, 2003
Eden Prairie, Minnesota

Important: The prompt return of your proxy card will save the company the expense of further requests for proxies to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

FARGO ELECTRONICS, INC.
PROXY STATEMENT
TABLE OF CONTENTS

FARGO ELECTRONICS, INC.
6533 Flying Cloud Drive
Eden Prairie, MN 55344

PROXY STATEMENT

        The accompanying proxy is solicited on behalf of the Board of Directors of Fargo Electronics, Inc. in connection with our Annual Meeting of Stockholders to be held on Thursday, May 1, 2003, at 3:30 p.m., local time, at Fargo's Corporate Headquarters, 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344, for the purposes set forth in the accompanying Notice of Meeting.

        Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and employees may, without compensation other than their regular compensation, solicit proxies by telephone, personal conversation or other means of communication. We will reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

        Any proxy given to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our Secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our Secretary or by attending the Annual Meeting and voting in person. Proxies that are signed by stockholders but that lack any specific voting instructions will be voted in favor of the election as directors of each of the nominees listed in this proxy statement and the proposal to adopt the 2003 Stock Incentive Plan.

        Our board recommends that you vote FOR the approval of the proposal to adopt the 2003 Stock Incentive Plan and FOR each of the nominees named in this proxy statement.

        We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about March 31, 2003.

VOTING OF SHARES

        Our Board of Directors has fixed the close of business on March 10, 2003 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On March 10, 2003, 12,370,877 shares of our common stock, $.01 par value, were outstanding. Each share outstanding on that date entitles its holder to one vote in person or by proxy on each matter to be voted on at the Annual Meeting.

Quorum

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

        The two director nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting will be elected as directors. Votes that are withheld from the election of director nominees will be excluded entirely from the vote and will have no effect. The approval of the 2003 Stock Incentive Plan will require the approval of a majority of the shares present and entitled to vote in person or by proxy on that proposal.

Abstentions; Broker Non-Votes

        Shares voted as abstaining will be treated as voting shares that were not cast in favor of the proposal, and thus will be counted as votes against the particular proposal. Shares represented by a proxy card including any broker non-vote on a matter (i.e., shares held by a broker or nominee that are represented at the meeting but that the broker or nominee is not empowered to vote on a particular proposal) will be treated as shares not voting on that matter, and thus will not be counted in determining whether that matter has been approved.

        Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted in favor of the approval of the 2003 Stock Incentive Plan and the election of the nominees for director listed in this proxy statement and, with respect to any other business that may properly come before the Annual Meeting, according to the best judgment of the proxies named on the proxy card.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock by (a) each stockholder who is known by us to own beneficially more than 5% of the outstanding common stock, (b) each director and each nominee, (c) each executive officer named in the Summary Compensation Table on page 8 under the heading "Executive Compensation," and (d) all our executive officers and directors as a group. This ownership information is as of March 10, 2003, unless otherwise indicated in the footnotes.

        Unless otherwise noted, each of the stockholders listed in the table possesses sole voting and investment power with respect to the shares indicated. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. As of March 10, 2003, there were 12,370,877 shares of common stock outstanding.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Amount	Percent of Class
Benson Associates, LLC(1)	1,252,100	10.12%
Goldman Sachs Asset Management(2)	883,222	7.14%
Theodore R. Duncan(3)	770,000	6.22%
Dalton, Greiner, Hartman, Maher & Co(4)	733,900	5.93%
Lord, Abbett & Co.(5)	620,581	5.02%
Gary R. Holland(6)	383,787	3.10%
Michael C. Child(7)	35,922	*
Everett V. Cox(8)	6,250	*
William H. Gibbs(9)	106,250	*
Kent O. Lillemoe(10)	48,750	*
Elaine A. Pullen(11)	23,875	*
Mark S. Andersen(12)	35,411	*
Thomas C. Platner(13)	20,265	*
Kathleen L. Phillips(14)	18,438	*
Jeffrey D. Upin(15)	24,532	*
All directors and executive officers as a group (12 persons)(16)	733,071	5.93%

*
Less than 1%.

(1)
This information is based on a Schedule 13G/A filed with the SEC on March 5, 2003 by Benson Associates, LLC. Benson Associates, LLC is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. All shares reported in the table are held in discretionary accounts managed by Benson Associates, LLC. Benson Associates, LLC disclaims beneficial ownership of such shares. No single client account is reported by Benson Associates, LLC to own more than five percent of our outstanding common stock. The address of Benson Associates, LLC is 111 S.W. Fifth Avenue, Suite 2130, Portland, Oregon 97204.

(2)
This information is based on a Schedule 13G filed with the SEC on February 10, 2003 by Goldman Sachs Asset Management, a separate business unit of The Goldman Sachs Group, Inc. According to such 13G, Goldman Sachs Asset Management has sole voting power with respect to 814,786 of these shares and sole dispositive power with respect to all 883,222 of these shares. Goldman Sachs Asset Management is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. All shares reported in the table are held in discretionary accounts managed by Goldman Sachs Asset Management. Goldman Sachs Asset

  Management disclaims beneficial ownership of such shares. No single client account is reported by Goldman Sachs Asset Management to own more than five percent of our outstanding common stock. The address of Goldman Sachs Asset Management is 32 Old Ship, New York, New York 10005.

(3)
This information is based on a Schedule 13G filed with the SEC on October 4, 2000 by Theodore R. Duncan, 1350 Indian Mound Trail, Vero Beach, Florida 32963.

(4)
This information is based on a Schedule 13G filed with the SEC on January 27, 2003 by Dalton, Greiner, Hartman, Maher & Co. According to such 13G, Dalton, Greiner, Hartman, Maher & Co has sole voting power with respect to 721,333 of these shares and sole dispositive power with respect to all 733,900 of these shares. Dalton, Greiner, Hartman, Maher & Co. is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The address of Dalton, Greiner, Hartman, Maher & Co is 565 Fifth Avenue, Suite 2101, New York, New York 10017.

(5)
This information is based on a Schedule 13G filed with the SEC on January 28, 2003 by Lord, Abbett & Co. Lord, Abbett & Co. is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The address of Lord, Abbett & Co. is 90 Hudson Street, Jersey City, New Jersey 07302.

(6)
Includes 37,500 shares that Mr. Holland has the right to acquire within 60 days by exercising options.

(7)
Includes 6,250 shares that Mr. Child has the right to acquire within 60 days by exercising options.

(8)
Represents 6,250 shares that Mr. Cox has the right to acquire within 60 days by exercising options.

(9)
Includes 53,125 shares that Mr. Gibbs has the right to acquire within 60 days by exercising options.

(10)
Includes 17,500 shares that Mr. Lillemoe has the right to acquire within 60 days by exercising options.

(11)
Represents 23,875 shares that Ms. Pullen has the right to acquire within 60 days by exercising options.

(12)
Includes 34,062 shares that Mr. Andersen has the right to acquire within 60 days by exercising options.

(13)
Includes 18,515 shares that Mr. Platner has the right to acquire within 60 days by exercising options.

(14)
Includes 18,125 shares that Ms. Phillips has the right to acquire within 60 days by exercising options.

(15)
Includes 23,437 shares that Mr. Upin has the right to acquire within 60 days by exercising options.

(16)
The amount beneficially owned by all current directors and executive officers as a group includes 266,451 shares issuable under options that are currently exercisable or will become exercisable within the next 60 days. The address for all current directors and executive officers is Fargo's Corporate Headquarters, 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344.

PROPOSAL 1
ELECTION OF DIRECTORS

Structure

        Our bylaws provide that our Board will consist of between one and nine members, with the number of directors determined from time to time by our Board. The number of directors is currently set at six.

        Our Board of Directors is divided into three classes for the purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Directors elected at the 2003 Annual Meeting of Stockholders will hold office for a three-year term expiring in 2006. Other directors are not up for election this year and will continue in office for the remainder of their terms.

Nomination

        Our Board has nominated Gary R. Holland and Kent O. Lillemoe to serve as directors for a term of three years expiring at the 2006 annual meeting of our stockholders or until their respective successors are elected and qualified. Both of the nominees are current members of our Board.

Vote Required

        The two nominees at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the meeting will be elected as directors. In the absence of other instructions, the proxies will be voted FOR Messrs. Holland and Lillemoe. If prior to the Annual Meeting our Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by our Board. Alternatively, the proxies may, at our Board's discretion, be voted for only the remaining nominee. Our Board has no reason to believe that any of the nominees will be unable to serve.

Directors Nominated For Election This Year for Terms Expiring in 2006

        Gary R. Holland, age 61, has served as our President and Chief Executive Officer since February 1998 and as the Chairman of the Board of Directors since June 1998. From May 1997 to February 1998, Mr. Holland was the general manager of Fargo. From 1992 to 1997, Mr. Holland owned and operated two business and strategy consulting firms, Decision Process International and Holland & Associates. From 1982 to 1992, Mr. Holland was the President and CEO of Datacard Corporation. From 1979 to 1982, he was the President and Chief Operating Officer of CPT Corporation. Mr. Holland also serves as a member of the boards of directors of Delphax Technologies, Inc. and Datakey Corporation, where he is the Chairman of the Board. Mr. Holland has been a director of Fargo since 1998.

        Kent O. Lillemoe, age 44, is Chief Financial Officer of St. Croix Medical, Inc., a medical device developer. He served as the Chief Operating Officer of Avanti Optics Corp., an early stage technology company, from June 2000 until January 2003. Mr. Lillemoe served as Fargo's Chief Financial Officer from March 1998 to June 2000. From September 1996 to March 1998, Mr. Lillemoe was an independent financial advisor and consultant to several companies and was employed by Gentra Systems, Inc., an early stage technology company, as Chief Financial Officer from May 1997 through February 1998. Mr. Lillemoe has been a director of Fargo since August 2000.

        OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

Directors Continuing in Office Until the 2004 Annual Meeting

        Elaine A. Pullen, age 49, is President of Gerber Scientific Products, a developer and manufacturer of computerized sign making and specialty graphics systems, software, materials, and accessories, a wholly owned subsidiary of Gerber Scientific Inc. She was the President of Trident-ITW, a designer and manufacturer of impulse ink jet subsystems, from February 1999 until June 2001. Ms. Pullen was a director and the Chief Executive Officer of Trident International, Inc. from April 1995 to February 1999 when Trident was acquired by Illinois Tool Works. Ms. Pullen has served as a director of Fargo since April 1998.

        Everett V. Cox, age 47, was a General Partner of St. Paul Venture Capital from 1992 to January 31, 2002. Prior to that, he spent nine years with Security Pacific Capital, a California based venture capital firm, as Senior Vice President. Previously, he held technical positions with McDonnell Douglas Corporation and Garrett AiResearch. He is currently an independent private equity consultant and investor. Mr. Cox has served as a director of Fargo since February 1998.

Directors Continuing in Office Until the 2005 Annual Meeting

        Michael C. Child, age 48, currently serves as a Managing Director of TA Associates, Inc., a venture capital investment firm. Mr. Child has been employed by TA Associates, or its predecessor, since July 1982. Mr. Child serves as a director of Finisar Corporation, Manufacturing Technology Inc., and IPG Photonics, Inc. He has served as a director of Fargo since November 1999.

        William H. Gibbs, age 59, has been an independent consultant and investor since January 1998. From 1985 to 1998, Mr. Gibbs served as Chief Executive Officer and Chairman of the board of directors of DH Technology, Inc., a manufacturer of point of sale and bar code printers and smart card systems. Mr. Gibbs is currently a director of Remec Inc. and Pro Strategic Solutions, Inc. Mr. Gibbs has served as a director of Fargo since April 1999 and also served Fargo in a part time advisory role from April 1999 to March 2000.

Additional Information About our Board and its Committees

        Our Board of Directors has established an Audit Committee and a Compensation Committee, each of which became active upon our initial public offering in February 2000. The Board of Directors established a Governance Committee in October 2002.

        The Audit Committee provides assistance to our Board in satisfying its fiduciary responsibilities relating to the Company's financial statements, financial reporting process, systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. The Audit Committee is responsible for appointing or replacing the independent auditors, and approves all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee operates under a written charter adopted by our Board of Directors, which is attached to this proxy statement as Appendix B. The Audit Committee was comprised of Michael C. Child, Everett V. Cox and William H. Gibbs through October 2002. The Audit Committee consisted of Everett V. Cox, Elaine A. Pullen and William H. Gibbs for the remainder of the year. The Audit Committee met eight times during fiscal 2002.

        The Compensation Committee reviews general programs of compensation and benefits for all employees and makes recommendations to our Board concerning executive officer and director compensation. The Compensation Committee also administers our Amended and Restated 1998 Stock Option and Grant Plan and 2001 Employee Stock Purchase Plan and, if approved at the Annual Meeting, will administer our 2003 Stock Incentive Plan. The Compensation Committee was comprised of Michael C. Child and Elaine A. Pullen through October 2002. The Compensation Committee consisted of Michael C. Child and Everett V. Cox for the remainder of the year. The Compensation Committee met twice during fiscal 2002.

        The Governance Committee is responsible for identifying qualified candidates for director; recommending to the Board director nominees for each Board Committee; assuring management succession plans are in place; and developing and recommending to the Board corporate governance guidelines and policies applicable to the Company. The Governance Committee is comprised of Elaine A. Pullen, Michael C. Child and Kent O. Lillemoe. Stockholders wishing to recommend candidates for consideration by the Governance Committee may do so by writing the Secretary of the Company at the address at the beginning of this proxy statement and providing the candidate's name, biographical data and qualifications. The Governance Committee met once during fiscal 2002.

        Our Board held nine meetings during fiscal 2002 and each of the directors attended, either in person or by telephonic conference, 75% or more of the total meetings of our Board and all such committees on which such director served during fiscal 2002.

Director Compensation

        Directors who are employees receive no separate compensation for their service as directors. During 2002 our non-employee directors received a $5,000 annual retainer fee, $1,000 for each regular meeting of the board of directors, $500 for each committee meeting and $250 for each meeting by teleconference. In addition, directors are reimbursed for travel expenses for attending meetings of the board and any board or advisory committees.

        Our Amended and Restated 1998 Stock Option and Grant Plan provides for the grant of stock based awards to eligible key employees, officers and directors. On July 23, 2002, we granted each non-employee director a ten-year option to purchase 5,000 shares of common stock at an exercise price of $7.30 per share, the fair market value of our common stock on that date. These options vest ratably over four years. On February 13, 2003, we granted Everett Cox a seven-year option to purchase 3,750 shares of common stock at an exercise price of $8.01 per share, the fair market value of our common stock on that date. These options vest ratably over four years.

Audit Committee Report

        The Audit Committee was comprised of Michael C. Child, Everett V. Cox and William H. Gibbs through October 2002. The Audit Committee consisted of Everett V. Cox, Elaine A. Pullen and William H. Gibbs for the remainder of the year. Each of the current committee members is a member of our Board of Directors and qualifies as "independent" as currently defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by our Board of Directors, a copy of which is attached to this proxy statement as Appendix B.

        The Audit Committee has reviewed and discussed Fargo's audited financial statements for the year ended December 31, 2002 with our management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, Fargo's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with them.

        Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to our Board of Directors that Fargo's audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

                      Audit Committee
                      Everett V. Cox, Chairman
                      William H. Gibbs
                      Elaine A. Pullen

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the cash and non-cash compensation paid or earned during fiscal 2000, 2001 and 2002 by our Chief Executive Officer and our four other most highly compensated executive officers who received or earned cash and non-cash salary and bonus of more than $100,000 for fiscal 2002.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options (#)
Gary R. Holland Chairman of the Board of Directors, President and Chief Executive Officer	2002 2001 2000	$300,000 275,000 275,000	$72,000 38,529 5,500	$15,270 15,270 15,090	30,000 — 50,000
Mark S. Andersen Sales	2002 2001 2000	$143,000 138,000 130,000	$26,009 13,957 10,288	$1,000 1,000 1,000	15,000 — 25,000
Thomas C. Platner Engineering and Manufacturing	2002 2001	$150,000 145,000	$27,000 14,485	$1,000 1,000	15,000 —
Kathleen L. Phillips Marketing	2002	$144,000	$25,931	$1,000	15,000
Jeffrey D. Upin Business Development, General Counsel and Secretary	2002 2001 2000	$150,000 145,000 115,000	$27,000 14,502 8,771	$1,000 1,000 1,000	15,000 — 35,000

(1)
Amounts for Mr. Holland include $12,000 annually for a car allowance.

Option Grants and Exercises

        The following tables summarize option grants and exercises during the fiscal year ended December 31, 2002 to or by each of the executive officers named in the Summary Compensation Table on page 8, and the potential realizable value of the options held by such persons at December 31, 2002.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Individual Grants(1)
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5% ($)	10% ($)
Gary R. Holland	30,000	8.0%	$7.30	7/23/09	$89,155	$207,769
Mark S. Andersen	15,000	4.0%	7.30	7/23/09	44,577	103,885
Thomas C. Platner	15,000	4.0%	7.30	7/23/09	44,577	103,885
Kathleen L. Phillips	15,000	4.0%	7.30	7/23/09	44,577	103,885
Jeffrey D. Upin	15,000	4.0%	7.30	7/23/09	44,577	103,885

(1)
All options granted to the named executive officers were granted under our Amended and Restated 1998 Stock Plan and had an original term of seven years after the grant date. Each option becomes exercisable at the rate of 25% per year over four years. To the extent not already exercisable, 50% of unvested options granted under the plan become immediately exercisable in full upon certain changes in control of Fargo. The per share exercise price of these options granted in 2002 were equal to the fair market value (average of the high and low sales price on the Nasdaq National Market) of a share of Fargo common stock on the date of grant.

(2)
These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises will depend upon the future performance of our common stock, the executive's continued employment with Fargo and the date on which the options are exercised. The amounts represented in this table might not necessarily be achieved.

        The following table summarizes the value of in-the-money options held at December 31, 2002 by our Chief Executive Officer and each of the executive officers named in the Summary Compensation Table on page 8. None of such individuals exercised options during the year ended December 31, 2002.

Aggregated Option Exercises In
Last Fiscal Year and Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002 (1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Gary R. Holland	25,000	55,000	—	$42,600
Mark S. Andersen	26,405	33,907	$131,729	$93,893
Thomas C. Platner	16,015	33,672	$69,802	$104,270
Kathleen L. Phillips	15,625	32,500	$67,025	$95,925
Jeffrey D. Upin	19,687	35,000	$78,146	$95,925

(1)
The value of unexercised in-the-money options is based on the difference between the fair market value of the shares of common stock underlying the options at December 31, 2002 ($8.72), and the exercise price of such options ranging from $1.60 to $7.30 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth information, as of December 31, 2002, concerning shares of common stock that may be issued under Company compensation plans, including shares issuable upon the exercise of options outstanding under Fargo's Amended and Restated 1998 Stock Option and Grant Plan and shares issuable under Fargo's 2001 Employee Stock Purchase Plan. Each of these plans was approved by the Company's stockholders. This table does not include shares issuable upon the exercise of options that may be granted in the future under the proposed 2003 Stock Incentive Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	1,065,000	$7.01	461,000
Equity compensation plans not approved by security holders	None	None	None

Total	1,065,000	$7.01	461,000

(1)
Includes 209,000 shares issuable under Fargo's 2001 Employee Stock Purchase Plan. Upon approval of the 2003 Stock Incentive Plan at the Annual Meeting, the Amended and Restated 1998 Stock Option and Grant Plan will be terminated, and no new awards will be issued from the 252,000 securities remaining available thereunder. Any awards issued under the Amended and Restated 1998 Stock Option and Grant Plan that remain outstanding after the Annual Meeting will continue according to their terms.

Agreements with Employees

        In June 2001, Fargo and Gary R. Holland, Fargo's Chairman, President and Chief Executive Officer, entered into an Amended and Restated Employment Agreement. The agreement provides Mr. Holland with an annual base salary of at least $275,000 and an annual performance bonus based upon the achievement of certain financial thresholds. Effective January 1, 2002, Mr. Holland's base salary was increased to $300,000. The initial term of the employment agreement with Mr. Holland expires on December 18, 2003. The agreement renews automatically every year thereafter unless either party decides not to renew it and gives the other party notice of non-renewal. If Fargo terminates Mr. Holland without cause or if he terminates his employment agreement for good reason before the expiration of his agreement, Mr. Holland will be entitled to receive base salary payments for 15 months after his termination and will be entitled to accrued bonus amounts and full vesting of any restricted stock or stock options held.

        We have confidentiality and non-competition agreements with all of our employees. The confidentiality obligations under these agreements continue indefinitely and the non-competition restrictions survive for a period of between six and eighteen months after termination of employment depending on the type of employee.

Change in Control Arrangements

  Holland Employment Agreement

        Under the Amended and Restated Employment Agreement, Mr. Holland will be entitled to certain benefits if: (i) he is terminated either within the period that begins on the date of the change in control and ends on the last day of the 30th month that begins after the month in which the change in control occurs or before the effective date of the change in control if the termination was either a condition to the change in control or was at the request or insistence of a person related to the change in control, or (ii) he terminates his employment with Fargo for any reason within the period beginning on the first day of the 12th month that begins after the month during which a change in control of Fargo occurs and ending on the last day of the 30th month that begins after the month during which the change in control occurs. Mr. Holland will not be considered "terminated" for purposes of this agreement if he dies or is terminated for cause. He will, however, be considered "terminated" if he voluntarily leaves Fargo's employ for "good reason." "Good reason" means any of the following:

  •
  an adverse and material change in his duties or responsibilities as an executive (other than, if applicable, any such change directly attributable to the fact that Fargo is no longer a public company);

  •
  reduction in his base salary or an adverse change in the form or timing of the payment of such salary;

  •
  failure to cover Mr. Holland under similar benefit plans at a substantially similar total cost to Mr. Holland;

  •
  relocation of Mr. Holland to more than 30 miles from Mr. Holland's existing office;

  •
  failure to obtain a successor's assent to Fargo's fulfillment of its obligations under the agreement; or

  •
  refusal to allow Mr. Holland to continue to attend to matters or engage in activities not directly related to Fargo's business which Mr. Holland was attending to or engaging in prior to the date of the agreement.

        Upon a termination in connection with a change in control, Mr. Holland will be entitled to receive the following payments and benefits:

  •
  cash payment equal to two and one-half times the sum of Mr. Holland's (1) base salary plus (2) 50% of his maximum target cash bonus for the year during which the change in control occurs;

  •
  group health, dental and term life insurance benefits to Mr. Holland, his family members and dependents until the last day of the month in which Mr. Holland reaches age 65, at a substantially similar total cost to Mr. Holland;

  •
  $1,000 per month cash allowance until the last day of the month in which Mr. Holland reaches age 65; and

  •
  full vesting of any restricted stock or stock options held by Mr. Holland.

  Direct Report Agreements

        In April 2001 and May 2002, Fargo entered into Direct Report Agreements with each of its executive officers (other than Mr. Holland) pursuant to which Fargo agreed to provide certain benefits to these executives if they are terminated in connection with a change in control of Fargo. Under these agreements, these officers are entitled to certain benefits if they are terminated either within 12 months of the effective date of a change in control or before the effective date of the change in control if the termination was either a condition to the change in control or was at the request or insistence of a person related to the change in control. These executives will not be considered "terminated" for purposes of these agreements if they die or are terminated for cause. They will, however, be considered

"terminated" if they voluntarily leave Fargo's employ for "good reason." "Good reason" means any of the following:

  •
  an adverse and material change in the title, status, position, authority, duties or responsibilities as an executive (not including any such change directly attributable to the fact that Fargo is no longer a public company);

  •
  reduction in base salary or an adverse change in the form or timing of the payment of such salary, subject to certain exceptions;

  •
  failure to cover the executive under substantially similar benefit plans at a substantially similar total cost to the executive;

  •
  relocation of the executive to a different metropolitan area (other than the Minneapolis or St. Paul metropolitan area) than the executive's existing office;

  •
  failure to obtain a successor's assent to Fargo's fulfillment of its obligations under the agreement; or

  •
  any purported termination by Fargo or any successor company of the executive's employment that is not properly effected.

        Upon a termination in connection with a change in control, these executives will be entitled to receive a lump sum cash payment up to 150% of their base salary. In addition, these executives will receive an additional cash payment in an amount that assumes that their former stock options had become 100% (not 50%) fully vested in connection with the change in control.

  Stock Option and Grant Plan

        Under our Amended and Restated 1998 Stock Option and Grant Plan, if a "change in control" of Fargo occurs, then, unless otherwise approved by our board of directors or a committee thereof:

  •
  fifty percent of stock options and other awards granted under the plan that are unvested as of the effective date of such transaction will become fully vested as of such effective date;

  •
  the option plan and all outstanding options and other awards will terminate; and

  •
  in the event of such termination, each optionee will be permitted to exercise, for a period of at least 15 days prior to the date of such transaction, all outstanding options and other awards held by the optionee that are then exercisable or become exercisable upon the effectiveness of the transaction.

        For purposes of the plan, a change in control of Fargo will be deemed to have occurred, among other things, upon:

  •
  the sale or transfer of all or substantially all of our assets; or

  •
  a merger or consolidation of Fargo with or into another corporation whereby less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by our original stockholders immediately prior to such event; or

  •
  any purchase by a party or group of affiliated parties of shares of capital stock, the effect of which is that such party that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of Fargo immediately prior to such purchase beneficially owns at least a majority of such voting power immediately after such purchase.

Certain Transactions

        Pursuant to a Stockholders' Agreement entered into in connection with our recapitalization in February 1998, certain holders of our common stock had registration rights with respect to their shares. The only party who is an officer or director of Fargo that still has these registration rights is Gary Holland, our Chairman of the Board of Directors, President and Chief Executive Officer.

        On March 31, 1998, Mr. Holland purchased 312,500 shares of restricted common stock from Fargo with a promissory note in the amount of $500,000, bearing interest at an annual rate of 6%, which was secured by a pledge of the shares. These shares became fully vested on August 1, 2001. On October 28, 2002, we entered into a Conditional Release from the Pledge Agreement with Mr. Holland, under which he was allowed to use the proceeds from the sale of a portion of the shares to pay to the Company the principal of and accrued interest on the promissory note. On November 11, 2002 Mr. Holland paid $638,904 to us (which he had received from a sale of company shares) in full satisfaction of the principal of and accrued interest on the promissory note.

        On May 28, 1999, Mr. Gibbs purchased 78,125 shares of restricted common stock from Fargo with a promissory note in the amount of $125,000, bearing interest at an annual rate of 6%, which was secured by a pledge of the shares. These shares became fully vested upon the completion of our initial public offering in February 2000. On August 27, 2002, we entered into a Conditional Release from the Pledge Agreement with Mr. Gibbs, under which he was allowed to use the proceeds from the sale of a portion of the shares to pay to the Company the principal of and accrued interest on the promissory note. On September 4, 2002 Mr. Gibbs paid $149,452 to us (which he had received from a sale of company shares) in full satisfaction of the principal of and accrued interest on the promissory note.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Our executive compensation policies are recommended and administered by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of two independent, outside directors.

        The principal objective of our compensation policy is to increase stockholder value by providing an incentive to officers and employees to maximize our performance. Generally, we have set the salaries of our executive officers at industry averages and provided for variable compensation through stock options and cash bonuses. The form of compensation provided to members of our management varies based on their position and their ability to influence performance.

        The Compensation Committee has discretion to set executive compensation at levels warranted by external, internal and individual circumstances. The Committee has solicited through Mr. Holland, and reviewed annually, compensation surveys for officer positions in the electronics industry. Although such data provides a base for comparison, it is not necessarily used as the basis for the compensation actually awarded.

        Executive Officer Compensation Program.    Our executive officer compensation program can be separated into several elements: base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and retirement savings plans generally available to employees.

        Base Salary.    Our policy is to set the base salaries of its executives at the industry average. Mr. Holland's base salary during 2002 was set at $300,000, and was approved by the Committee at the beginning of the fiscal year. The Committee believes this is consistent for chief executives with similar experience for similarly sized companies.

        Cash Incentive Compensation.    The Compensation Committee establishes a bonus plan annually for our Chief Executive Officer and all other Fargo employees. The bonus plan is directly related to

Fargo's overall financial performance. Bonuses are determined by multiplying the particular individual's base salary by (1) his or her designated bonus percentage and (2) a performance factor based upon Fargo's achievement of targeted levels of operating profit, sales growth and asset utilization for 2002. Designated bonus percentages are based upon relative positions within Fargo's organizational structure.

        Mr. Holland earned a cash bonus of $72,000 for 2002 that was paid in 2003 based upon the company's performance against its targets for 2002.

        Stock Incentive Compensation.    We provide long-term incentive to our executive officers primarily through our Amended and Restated 1998 Stock Option and Grant Plan or, if approved, we will utilize the 2003 Stock Incentive Plan. Under the Option Plan, the Compensation Committee awards stock options to executive officers based on the number of options and shares currently held by the executive and also on performance factors similar to those used to determine salaries and annual cash incentives. The Compensation Committee has not fixed, or predetermined, the amount of shares to be available for options grants in any year. The Committee has, however, reviewed industry statistics regarding the appropriate size of the option plan in terms of outstanding shares and the appropriate size of grants to executive officers and to employees as a whole.

        Stock options are granted to encourage an executive to seek the same objectives as stockholders, to retain executives through vesting and to lower the overall cash cost of compensation. Our options generally vest over a period of four years and expire after seven to ten years. Options are generally granted with an exercise price equal to the fair market value on the date of grant.

        Under the Amended and Restated 1998 Stock Plan, Mr. Holland received options to purchase a total of 30,000 shares of common stock in 2002. The options granted to Mr. Holland in 2002 have an exercise price equal to the fair market value of a share of Fargo on the date of the grant and become exercisable over a four-year period.

        Benefits.    We provide medical and retirement savings benefits to executive officers on terms generally available to employees. No executive officer received perquisites in excess of 10% of their salary during 2002.

        Summary.    The Compensation Committee believes that the compensation program for executive officers during 2002 achieved the principal objectives for which it was designed.

        Section 162(m).    Section 162(m) of the Internal Revenue Code of 1986 limits our ability to deduct certain compensation in excess of $1 million paid to our chief executive officer and each of our four other most highly compensated executives. In 2002, we did not pay "compensation" within the meaning of Section 162(m) in excess of $1 million to our executive officers, and we do not believe that we will do so in the near future. As a result, we have not established a policy for qualifying compensation paid to our executive officers for deductibility under Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

                      Compensation Committee
                      Michael C. Child, Chairman
                      Everett V. Cox

COMPARATIVE STOCK PERFORMANCE

        The graph below compares the cumulative total stockholder return on our common stock to the total cumulative return on the Nasdaq Market Index and the Dow Jones U.S. Advanced Industrial Equipment Index during the period from our initial public offering on February 11, 2000 to December 31, 2002. The graph assumes a $100 investment in common stock, the Nasdaq Market Index and the Dow Jones U.S. Advanced Industrial Equipment Index on February 11, 2000 and the reinvestment of all dividends.

COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN*
AMONG FARGO ELECTRONICS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE DOW JONES US ADVANCED INDUSTRIAL EQUIPMENT INDEX

34 Month Cumulative Total Return	2/11/00	12/31/00	12/31/01	12/31/02
Fargo Electronics, Inc.	100.00	13.33	45.60	58.20
Nasdaq Stock Market (U.S.)	100.00	56.22	44.58	30.84
Dow Jones Advanced Industrial Equipment	100.00	78.39	41.89	28.87

PROPOSAL 2
PROPOSAL TO ADOPT THE FARGO ELECTRONICS, INC.
2003 STOCK INCENTIVE PLAN

Introduction

        On February 13, 2003, our Board of Directors adopted the Fargo Electronics, Inc. 2003 Stock Incentive Plan (the "2003 Plan"), subject to stockholder approval at the Annual Meeting. The 2003 Plan is intended to advance the interests of the company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation, and to reward those individuals who contribute to the achievement of our economic objectives. The 2003 Plan allows us to award eligible recipients incentive awards, consisting of:

  •
  options to purchase shares of our common stock, which may be

  •
  "incentive options" that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code; or

  •
  "non-statutory options" that do not qualify as incentive options; and

  •
  "restricted stock awards" which are shares of common stock that are subject to certain forfeiture and transferability restrictions.

        The 2003 Plan is also intended to replace our Amended and Restated 1998 Stock Option and Grant Plan (the "1998 Plan"). Under resolutions adopted by our Board, the 1998 Plan will be terminated, and no new awards will be issued thereunder, following approval of the 2003 Plan at the Annual Meeting. Any awards issued under the 1998 Plan that remain outstanding after the Annual Meeting will continue according to their terms.

        The major features of the 2003 Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2003 Plan, a copy of which is attached to this proxy statement as Appendix A. A copy of the 2003 Plan has also been filed electronically with the Securities and Exchange Commission with this proxy statement, and is available through the Commission's website at http://www.sec.gov.

Summary of the 2003 Plan

General.

        All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our non-employee directors, will be eligible to receive incentive awards under the 2003 Plan. As of March 10, 2003, there were approximately 220 persons eligible to receive awards under the 2003 Plan.

        We have reserved a maximum of 1,000,000 shares of common stock for issuance under the 2003 Plan. Under the terms of the 2003 Plan, we generally may not grant incentive awards relating to more than 200,000 shares of common stock to any participant during any fiscal year, except that a participant who is first appointed or elected as an officer, hired as an employee, or is promoted to a position involving increased responsibilities and duties may be granted incentive awards relating to up to 400,000 shares of common stock. The 2003 Plan also limits the total number of shares that can be granted as restricted stock awards to 100,000.

        Shares that are issued under the 2003 Plan or that are subject to outstanding incentive awards reduce the number of shares remaining available under the 2003 Plan. Any shares subject to an incentive award that lapses, expires, is forfeited, terminates unexercised or unvested, or is settled or paid in cash or other consideration will automatically again become available for issuance under the 2003 Plan.

        If the exercise price of any option or any associated tax withholding obligations are paid by a participant's tender or attestation as to ownership of shares (as described below), or if tax withholding obligations are satisfied by the company withholding shares otherwise issuable upon exercise of an option, only the net number of shares issued will reduce the number of shares remaining available under the 2003 Plan.

        In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the company, appropriate adjustment will be made to:

  •
  the number and kind of securities available for issuance under the 2003 Plan;

  •
  the limits on the numbers of shares that may be granted to a participant within any fiscal year or that may be granted as restricted stock awards under the 2003 Plan; and

  •
  in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration.

        The 2003 Plan will be administered by the Board or by a committee of the Board consisting of at least two "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. It is expected that our Compensation Committee will administer the 2003 Plan. We refer to the Board of Directors or the committee administering the 2003 Plan as the "committee." To the extent consistent with Delaware corporate law and except with respect to participants subject to Section 16 of the Exchange Act, the committee may delegate its duties, power and authority under the 2003 Plan to any of our officers.

        The committee has the authority to determine all necessary or desirable provisions of incentive awards, including, the eligible recipients who will be granted one or more incentive awards under the 2003 Plan, the nature and extent of the incentive awards to be made to each participant, the time or times when incentive awards will be granted, the duration of each incentive award, and payment or vesting restrictions and other conditions. The committee has the authority to pay the economic value of any incentive award in the form of cash, common stock or any combination of both, and may amend or modify the terms of outstanding incentive awards (except for any prohibited "re-pricing" of options, discussed below) so long as the amended or modified terms are permitted under the 2003 Plan and any affected participant has consented to the amendment or modification.

        Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, "underwater" option by:

  •
  amending or modifying the terms of the underwater option to lower the exercise price;

  •
  canceling the underwater option and granting replacement options having a lower exercise price or restricted stock awards in exchange; or

  •
  repurchasing the underwater option and granting new incentive awards under the 2003 Plan.

        An option is be deemed to be "underwater" at any time when the fair market value of our common stock (discussed below) is less than the option exercise price.

        Unless terminated earlier, the 2003 Plan will terminate at midnight on April 30, 2013. Incentive awards outstanding at the time the 2003 Plan is terminated may continue to be exercised, or become free of restriction, according to their terms. The Board may suspend or terminate the 2003 Plan or any portion of the plan at any time, and may amend the 2003 Plan from time to time to conform incentive awards to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests. However, no amendments to the 2003 Plan will be effective without stockholder approval if it is required under Section 422 of the Internal Revenue Code or the rules of the Nasdaq Stock Market, or if the amendment seeks to modify the prohibitions on underwater option re-pricing discussed above.

        Termination, suspension or amendment of the 2003 Plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in capitalization or a "change in control," discussed below.

        In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or encumbrance. However, the committee may permit a participant to transfer of all or a portion of a non-statutory stock option, other than for value, to certain family members or related family trusts, foundations or partnerships. Any permitted transferee of a non-statutory stock option will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Options.

        The exercise price of an option may not be less than 100% of the fair market value of a share of our common stock on the option grant date (or 110% if the participant beneficially owns more than 10% of our outstanding stock). Under the 2003 Plan, "fair market value" means the average of the reported high and low sale prices of a share of our common stock during the regular daily trading session on the Nasdaq National Market. As of March 10, 2003, the fair market value of a share of Common Stock on the Nasdaq National Market was $9.55.

        In general, the 2003 Plan requires a participant to pay an option's exercise price in cash. The committee may, however, allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to the company), by tender or attestation as to ownership of shares of common stock that have been held for the period of time necessary to avoid a charge to the company's earnings for financial reporting purposes and that are otherwise acceptable to the committee, or by a combination of such methods. Any shares of common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date.

        The aggregate fair market value of shares of common stock with respect to which incentive stock options may become exercisable by a participant for the first time during any calendar year (and under all "incentive stock option" plans of the company or any subsidiary) may not exceed $100,000. Any incentive stock options in excess of this amount will be treated as non-statutory options.

        Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by the company or a subsidiary for a certain period. Except as provided below under the heading "Effect of Termination of Employment or Other Service," an option may not become exercisable prior to six months from its date of grant, nor remain exercisable after 10 years from its date of grant (or five years from its date of grant if the participant beneficially owns more than 10% of our outstanding stock).

Restricted Stock Awards.

        A restricted stock award is an award of common stock vesting at such times and in such installments as may be determined by the committee and, until it vests, that is subject to restrictions on transferability and the possibility of forfeiture. Restricted stock awards may be subject to any restrictions or vesting conditions that the committee deems appropriate, including that the participant remain continuously employed by the company or a subsidiary for a certain period. Except as provided below under the heading "Effect of Termination of Employment or Other Service," no restricted stock award may vest prior to six months from its date of grant.

        Unless the committee determines otherwise, any dividends (other than regular quarterly cash dividends) or distributions paid with respect to shares of common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

Change in Control of the Company.

        In the event a "change in control" of the company occurs, then, if approved by the committee (either at the time of the grant of the incentive award or at any time thereafter):

  •
  all options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable for the remainder of their terms, and

  •
  all outstanding restricted stock awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable.

        The committee may also determine that some or all participants holding outstanding options will receive a cash payment equal to the excess of the fair market value of the option shares immediately prior to the effective date of the change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated).

        For purposes of the 2003 Plan a "Change in Control" of the Company generally occurs if:

  •
  all or substantially all of our assets are sold, leased, exchanged or transferred to any successor;

  •
  our stockholders approve any plan or proposal to liquidate or dissolve the company;

  •
  any successor, other than a bona fide underwriter in a securities offering, becomes the beneficial owner of

  •
  20% or more, but not 50% or more, of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction has been approved in advance by "continuity directors," who are members of our Board at the time of the Annual Meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board; or

  •
  more than 50% of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the continuity directors);

  •
  we are a party to a merger or consolidation that results in our stockholders beneficially owning securities representing:

  •
  50% or more, but not more than 80%, of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporate, unless such merger or consolidation has been approved in advance by the continuity directors, or

  •
  less than 50% of the combined voting power ordinarily having the right to vote at elections of directors of the surviving corporation (regardless of any approval by the continuity directors); or

  •
  the continuity directors cease to constitute at least a majority of our Board.

Effect of Termination of Employment.

        If a participant ceases to be employed by (or provide services as a non-employee director to) the company and all subsidiaries, all of the participant's incentive awards will terminate as set forth below (unless modified by the committee in its discretion as described below).

        Upon termination due to death or disability, all outstanding options will become immediately exercisable in full and will remain exercisable for a period of one year (but in no event after the expiration date of the option), and all restricted stock awards will become fully vested.

        Upon termination for any reason other than death or disability (including retirement), all outstanding options will remain exercisable to the extent exercisable as of such termination for a period of three months thereafter (but in no event after the expiration date of any such option), and all unvested restricted stock awards will be terminated. However, if a participant's termination is due to "cause" (as defined in the 2003 Plan) all rights of the participant under the 2003 Plan and any award agreements will immediately terminate without notice of any kind.

        In connection with a participant's termination, the committee may cause the participant's options to become or continue to become exercisable and restricted stock awards to vest and/or continue to vest or become free of restrictions. In no case, however, will any options become exercisable or vest, or any restricted stock awards vest or be issued, prior to six months from the date of grant (unless such vesting or issuance is by reason of death or disability) and no incentive award may remain exercisable or continue to vest for more than two years beyond the date such incentive award would have terminated if not for the committee's action or until its expiration date, whichever first occurs.

Federal Income Tax Consequences

        The following description of federal income tax consequences is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an incentive award.

Incentive Options.

        There will not be any federal income tax consequences to either the participant or the company as a result of the grant of an incentive option under the 2003 Plan.

        A participant's exercise of an incentive option also will not result in any federal income tax consequences to the company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the incentive option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (as discussed below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered or attested to in payment of an option exercise price.

        If a participant disposes of the shares acquired upon exercise of the incentive option, the federal income tax consequences will depend upon how long the participant held the shares. If the participant held the shares for at least two years after the date of grant and at least one year after the date of exercise (the "holding period requirements"), then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. The company is not entitled to any compensation expense deduction under these circumstances.

        If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Non-Statutory Options.

        Neither the participant nor the company incurs any federal income tax consequences as a result of the grant of a non-statutory option. Upon exercise of a non-statutory option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

        At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a non-statutory option, any gain or loss will be a capital gain or loss. The capital gain or loss will be long-term or short-term capital gain or loss, depending on the holding period.

        In general, the company will be entitled to a compensation expense deduction in connection with the exercise of a non-statutory option for any amounts includable in the taxable income of the participant as ordinary income, provided the company complies with any applicable withholding requirements.

Restricted Stock Awards.

        With respect to shares issued pursuant to a restricted stock award that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Internal Revenue Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The company will receive a corresponding tax deduction, provided that proper withholding is made and the award is not otherwise subject to the limitations of Section 162(m). If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the restricted stock award.

        A participant who does not make a Section 83(b) election within 30 days of the transfer of a restricted stock award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The company will receive a corresponding tax deduction, provided that proper withholding is made and the award is not otherwise subject to the limitations of Section 162(m). At the time of a subsequent sale or disposition of any shares of common stock issued in connection with a restricted stock award as to which the restrictions have lapsed, any gain or loss will be treated as long- term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

Excise Tax on Parachute Payments.

        The Internal Revenue Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the code, and denies tax deductibility to the company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders, or highly-compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options or the vesting of restricted stock awards upon a change in control of the company may constitute parachute payments, and in certain cases, "excess parachute payments."

Incentive Awards Under the 2003 Plan

        As of the date of this Proxy Statement, the committee has not approved any awards under the 2003 Plan. Except for the limitations discussed above, neither the number of shares subject to awards nor the types of awards under the 2003 Plan to any particular eligible recipient(s) or group(s) of eligible recipients is presently determinable.

Board of Directors Recommendation

        The Board of Directors recommends that the stockholders vote FOR approval of the 2003 Plan. Incentive awards will not be granted under the 2003 Plan if the 2003 Plan is not approved by the stockholders.

INDEPENDENT ACCOUNTANTS

Appointment of Auditors

        The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, as our auditors for the year ending December 31, 2003.

        Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

        PricewaterhouseCoopers LLP was paid $88,000 in fees for our 2002 annual audit and review of our quarterly financial statements.

Financial Systems Design and Implementation Fees

        We did not pay any fees to PricewaterhouseCoopers LLP for financial systems design and implementation services in 2002.

All Other Fees

        Fees paid to PricewaterhouseCoopers LLP for our secondary public offering in 2002 were $108,000, for tax services $36,000 and $17,000 for all other fees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2002, all Section 16(a) reports required to be filed by our executive officers, directors and greater-than-10% stockholders were filed on a timely basis.

PROPOSALS FOR THE NEXT ANNUAL MEETING

        Stockholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Stockholders must be received by us on or before December 2, 2003 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

        In accordance with our Bylaws, a stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by January 1, 2004. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will not have discretionary authority to vote on the proposal. In addition, the proposal must contain the specific information required by our Bylaws, a copy of which may be obtained by writing to our Secretary.

OTHER BUSINESS

        We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our Board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the company's Proxy Statement or Annual Report to Stockholders may have been sent to multiple stockholders in each household. The company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Investor Relations, Fargo Electronics, Inc., 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344; telephone: (952) 941-9470. Any stockholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact the company at the above address and phone number.

ANNUAL REPORT

        UPON WRITTEN REQUEST, WE WILL FURNISH WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 TO EACH PERSON WHO WAS A STOCKHOLDER OF FARGO ELECTRONICS AS OF MARCH 10, 2003. REQUESTS SHOULD BE SENT TO: FARGO ELECTRONICS, INC., 6533 FLYING CLOUD DRIVE, EDEN PRAIRIE, MN 55344 ATTN: INVESTOR RELATIONS.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Gary R. Holland
                       Chairman of the Board of Directors,
                      President and Chief Executive Officer

March 31, 2003
Eden Prairie, Minnesota

Appendix A

FARGO ELECTRONICS, INC.
2003 STOCK INCENTIVE PLAN

1.    Purpose of Plan.

        The purpose of the Fargo Electronics, Inc. 2003 Stock Incentive Plan (the "Plan") is to advance the interests of Fargo Electronics, Inc. (the "Company") and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company's achievement of its economic objectives.

2.    Definitions.

        The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

  2.1.  "Board" means the Company's Board of Directors.

  2.2.  "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

  2.3.  "Cause" means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

  2.4.  "Change in Control" means an event described in Section 10.1 of the Plan.

  2.5.  "Code" means the Internal Revenue Code of 1986, as amended.

  2.6.  "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

  2.7.  "Common Stock" means the common stock of the Company, par value $0.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

  2.8.  "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

  2.9.  "Effective Date" means May 1, 2003 or such later date as the Plan is initially approved by the Company's stockholders.

  2.10.  "Eligible Recipients" means all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary and all non-employee directors.

  2.11.  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.12.  "Fair Market Value" means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session, if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the Nasdaq National Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the Nasdaq National Market, the closing bid price as of such date at the end of the regular trading session, as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, the Bulletin Board Exchange (BBX) or the National Quotation Bureaus, Inc., or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

  2.13.  "Incentive Award" means an Option or Restricted Stock Award granted to an Eligible Recipient pursuant to the Plan.

  2.14.  "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

  2.15.  "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

  2.16.  "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

  2.17.  "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

  2.18.  "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

  2.19.  "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

  2.20.  "Retirement" means normal or approved early termination of employment or service pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

  2.21.  "Securities Act" means the Securities Act of 1933, as amended.

  2.22.  "Subsidiary" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3.    Plan Administration.

  3.1.  The Committee.  The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company's jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

  3.2.  Authority of the Committee.

    (a)  In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

    (b)  Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

    (c)  In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

    (d)  Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company's stockholders, seek to effect any re-pricing of any previously granted, "underwater" Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either replacement Options having a lower exercise price or Restricted Stock Awards; in exchange; or (iii) repurchasing the underwater Options and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d) and Section 10.4, an Option will be deemed to be "underwater" at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option.

4.    Shares Available for Issuance.

  4.1.  Maximum Number of Shares Available; Certain Restrictions on Awards.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,000,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury. Notwithstanding any other provisions of the Plan to the contrary, (i) no Participant in the Plan may be granted any Incentive Awards relating to more than 200,000 shares of Common Stock in the aggregate during any fiscal year of the Company and (ii) no more than 100,000 shares of Common Stock may be granted as Restricted Stock Awards under the Plan; provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Incentive Awards relating to up to 400,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 of the Plan).

  4.2.  Accounting for Incentive Awards.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

  4.3.  Adjustments to Shares and Incentive Awards.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5.    Participation.

        Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.    Options.

  6.1.  Grant.  An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

  6.2.  Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

  6.3.  Exercisability and Duration.  An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable prior to six months from its date of grant (other than as provided in Section 8.1 of the Plan) or after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

  6.4.  Payment of Exercise Price.  The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

  6.5.  Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Eden Prairie, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7.    Restricted Stock Awards.

  7.1.  Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period; provided, however, that other than as provided in Section 8.1 of the Plan, no Restricted Stock Award may vest prior to six months from its date of grant.

  7.2.  Rights as a Stockholder; Transferability.  Except as provided in Sections 7.1, 7.3, 7.4 and 11.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

  7.3.  Dividends and Distributions.  Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

  7.4.  Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

8.    Effect of Termination of Employment or Other Service.

  8.1.  Termination Due to Death or Disability.  In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

    (a)  All outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one (1) year after such termination (but in no event after the expiration date of any such Option); and

    (b)  All Restricted Stock Awards then held by the Participant will become fully vested.

  8.2.  Termination Due to Retirement.  Subject to Section 8.5 of the Plan, in the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

    (a)  All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such Retirement will be forfeited and terminate; and

    (b)  All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

  8.3.  Termination for Reasons Other than Death, Disability or Retirement.  Subject to Section 8.5 of the Plan, in the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

    (a)  All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such termination will be forfeited and terminate; and

    (b)  All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

  8.4.  Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 8, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards then held by such Participant to vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that (a) no Option will become exercisable or vest prior to six months from its date of grant (unless such exercisability or vesting is by reason of death or Disability), (b) no Restricted Stock Award will vest or be issued prior to six months from its date of grant (unless such vesting or issuance is by reason of death or Disability) and (c) no Incentive Award may remain exercisable or continue to vest for more than two years beyond the date such Incentive Award would have terminated if not for the provisions of this Section 8.4 but in no event beyond its expiration date.

  8.5.  Effects of Actions Constituting Cause.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee's determination occurs before or after termination of such Participant's employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of Cause.

  8.6.  Determination of Termination of Employment or Other Service.  Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

9.    Payment of Withholding Taxes.

  9.1.  General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

  9.2.  Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 9.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant's withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

10.    Change in Control.

  10.1.  A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

    (a)  the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

    (b)  the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

    (c)  any Successor, other than a Bona Fide Underwriter, becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 10.2 below), or (ii) more than 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

    (d)  a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

    (e)  the Continuity Directors cease for any reason to constitute at least a majority of the Board.

  10.2.  Change in Control Definitions.  For purposes of this Section 10:

    (a)  "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

    (b)  "Bona Fide Underwriter" means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

    (c)  "Successor" means any individual, corporation, partnership, group, association or other person," as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any "affiliate" (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company's business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company's outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an "affiliate" is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company or (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity's governing body.

  10.3.  Acceleration of Vesting.  Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms; and (b) all Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable.

  10.4.  Cash Payment.  If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

    (a)  some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options; and

    (b)  any Options which, as of the effective date of any such Change in Control, are "underwater" (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control.

  10.5.  Limitation on Change in Control Payments.  Notwithstanding anything in Section 10.3 or 10.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 10.3 or the payment of cash in exchange for all or part of an Option as provided in Section 10.4 (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" that such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 10.3 or 10.4 of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 10.4 will, to that extent, not apply.

11.    Rights of Eligible Recipients and Participants; Transferability.

  11.1.  Employment or Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

  11.2.  Rights as a Stockholder.  As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

  11.3.  Restrictions on Transfer.

    (a)  Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

    (b)  A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of such Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 8 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the

    Plan) may be made by, the Participant's legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

    (c)  Upon a Participant's request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

  11.4.  Non-Exclusivity of the Plan.  Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

12.    Securities Law and Other Restrictions.

        Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

13.    Plan Amendment, Modification and Termination.

        The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company's stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 10 of the Plan.

14.    Effective Date and Duration of the Plan.

        The Plan is effective as of the Effective Date. The Plan will terminate at midnight on April 30, 2013, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

15.    Miscellaneous.

  15.1.  Governing Law.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company's jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

  15.2.  Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

Appendix B

FARGO ELECTRONICS, INC.
AUDIT COMMITTEE CHARTER

Organization

        This charter governs the operations of the Fargo Electronics, Inc. Audit Committee (the "committee"). The committee shall review and reassess the charter periodically and submit changes to the board of directors for approval. The committee shall be appointed by the board of directors and shall serve until their successors are appointed and qualify. Each committee member may be removed by the Board at any time. The committee shall be comprised of at least three directors, each of whom shall be independent as required by Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder, and the rules of the Nasdaq Stock Market, Inc. (the "Nasdaq Rules").

        All members of the committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, and otherwise meet any qualifications for members of an audit committee pursuant to Nasdaq Rules.

Statement of Policy

        The audit committee is a committee of the board of directors. The committee's primary function is to provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders relating to the Company's annual and quarterly financial statements provided to shareholders and the Securities and Exchange Commission (the SEC), the financial reporting process and the systems of internal accounting and financial controls, which management has established, and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company.

        The committee should have a clear understanding with the independent auditors that the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditors, and that the ultimate accountability of the independent auditors is to the Audit Committee and to the Board of Directors. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention by the auditors, an employee, the disclosure committee of the Company, the CEO, the CFO or any outside party with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose. The committee will make regular reports to the Board of Directors concerning its activities.

Responsibilities and Processes

        The committee shall have the sole authority to appoint or replace the independent auditors, and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the committee. In its capacity as a committee of the board, the committee shall be directly responsible for the oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the committee. The committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the committee and carry out its duties and to conduct or authorize investigations into any matters within its scope of responsibilities. The committee shall meet periodically with the independent auditors in separate executive sessions in furtherance of its purpose.

        The primary responsibility of the committee is to provide assistance to the board of directors in fulfilling its oversight responsibility concerning the company's financial reporting process and report the results of their activities to the board. While the committee has the responsibilities and powers set forth in this charter, it is not the duty of the committee to prepare financial statements, plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors, as applicable.

        The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors report to the board and the audit committee, as representatives of the Company's shareholders. The committee shall review and discuss with the auditors (a) their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board Standard No. 1, (b) the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 and (c) the independence requirements for auditors of the Sarbanes-Oxley Act. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

  •
  The committee shall review and discuss with management and the independent auditors, as applicable (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any special audit steps adopted in the light of material control deficiencies; (b) any problems, difficulties or differences encountered in the course of audit work, including any disagreements with management or restrictions on the scope of the independent auditors' activities or on access to requested information and management's response thereto; and (c) any management letter provided by the independent auditors and the company's response to that letter.

  •
  The committee shall establish procedures for dealing with concerns received from employees or others regarding accounting, internal control or auditing matters.

  •
  The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

  •
  The committee shall have a predetermined arrangement with the independent auditors that they will advise the committee directly of any matters identified through procedures followed for the review of interim quarterly financial statements. This arrangement shall include such notification to the committee as may be required under standards for communication with audit committees prior to the related press release and prior to the filing of the Company's Quarterly Report on Form 10-Q. The committee shall meet, either telephonically or in person with the independent auditors to receive communication provided by the auditors at the end of each of the first three quarters of the year.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the judgment of management and the independent auditors about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Indemnification

        The committee members will be indemnified by the Company to the maximum extent provided under Minnesota law or in accordance with any indemnification agreements between the Company and such committee members.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage paid envelope provided.

\*/ Please detach here \*/

The Board of Directors Recommends That You Vote FOR Each of the Proposals Below.

Proposal 1:	Election of the nominees listed to serve as directors for a term of three-years.	01 Gary R. Holland 02 Kent O. Lillemoe	☐	FOR all nominees (except as marked)	☐	WITHHOLD AUTHORITY from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
Proposal 2:	Approve the adoption of Fargo Electronics, Inc.'s 2003 Stock Incentive Plan.		☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 2 and FOR EACH NOMINEE LISTED ABOVE IN PROPOSAL 1.

Address Change? Mark Box
Indicate changes below: ☐	Dated	, 2003

Signature(s) in Box (if there are co-owners, both must sign)
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, office position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

Fargo Electronics, Inc.

Meeting Location:

Fargo Electronics, Inc.
Corporate Headquarters
6533 Flying Cloud Drive
Eden Prairie, Minnesota 55344

May 1, 2003
3:30 p.m. Local Time

Fargo Electronics, Inc. 6533 Flying Cloud Drive Eden Prairie, Minnesota 55344 USA	PROXY

COMMON STOCK PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 1, 2003

The undersigned hereby appoints GARY R. HOLLAND and JEFFREY D. UPIN, and each of them, with full powers of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Fargo Electronics, Inc., registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Fargo Electronics, Inc. Corporate Headquarters, 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344 at 3:30 p.m. (Local Time) on May 1, 2003, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

See reverse side for voting instructions.

QuickLinks

FARGO ELECTRONICS, INC. PROXY STATEMENT TABLE OF CONTENTS
VOTING OF SHARES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
COMPARISON OF 34 MONTH CUMULATIVE TOTAL RETURN* AMONG FARGO ELECTRONICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE DOW JONES US ADVANCED INDUSTRIAL EQUIPMENT INDEX
PROPOSAL 2 PROPOSAL TO ADOPT THE FARGO ELECTRONICS, INC. 2003 STOCK INCENTIVE PLAN
INDEPENDENT ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS FOR THE NEXT ANNUAL MEETING
OTHER BUSINESS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
ANNUAL REPORT
FARGO ELECTRONICS, INC. 2003 STOCK INCENTIVE PLAN
  Appendix B
FARGO ELECTRONICS, INC. AUDIT COMMITTEE CHARTER